UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K/ A
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 27, 2011
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2011, FMC Corporation (“FMC”) filed a Current Report on Form 8-K announcing the elections of Eduardo E. Cordeiro and William H. Powell as directors of the Company effective June 1, 2011  This Prior Report did not include all of the committees of the Board of Directors that Mr. Cordeiro and Mr. Powell were named to because the information was unavailable. This Form 8-K/A is being filed for the purpose of providing this information.
Mr. Cordeiro, previously elected to the FMC Board of Directors effective June 1, 2011, was appointed to the Nominating and Corporate Governance Committee effective July 22, 2011.  Mr. Cordeiro was previously appointed to the Audit Committee effective June 1, 2011.
Mr. Powell, previously elected to the FMC Board of Directors effective June 1, 2011, was appointed to both the Compensation and Organization Committee and the Sustainability and Development Committee effective July 22, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ ANDREA E. UTECHT
Andrea E. Utech,
Executive Vice President, General Counsel and Secretary
Date: July 22, 2011